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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                               ------------------------
                                       FORM T-1
                               ------------------------


                      STATEMENT OF ELIGIBILITY AND QUALIFICATION
                  UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED,
                    OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                 OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2)   X
                                                           ------

                               ------------------------

                         FIRST UNION NATIONAL BANK OF GEORGIA
                 (Exact name of Trustee as specified in its charter)


999 PEACHTREE STREET, N.E.
ATLANTA, GEORGIA               30309                   58-1079889
(Address of principal        (Zip Code)    (I.R.S. Employer Identification No.)
executive office)

                                    Emily E. Katt
                         First Union National Bank of Georgia
                        999 Peachtree Street N.E., Suite 1100
                                Atlanta, Georgia 30309
                                    (404) 827-7347
              (Name, Address and Telephone Number of Agent for Service)

                             ---------------------------

                                  APPLE SOUTH, INC.
                 (Exact name of obligor as specified in its charter)

                                       GEORGIA
                           (State or other jurisdiction of
                            incorporation or organization)

                                      59-2778983
                          (IRS employer identification no.)

                                   1071 EUGENE LANE
                                MADISON, GEORGIA 30650
                                     706-343-2261


(Name, address, including zip code, and telephone number, including area code, of principal executive offices)

                             ----------------------------

                                     $115,000,000
                            PREFERRED SECURITIES GUARANTEE
                          (Title of the indenture securites)



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1.  General information.

    (a) The following are the names and addresses of each examining or supervising authority to which the Trustee is subject:

         The Comptroller of the Currency, Washington, D.C.
         Federal Reserve Bank of Atlanta, Georgia.
         Federal Deposit Insurance Corporation, Washington, D.C.
         Securities and Exchange Commission, Division of Market Regulation, Washington, D.C.

    (b)  The Trustee is authorized to exercise corporate trust powers.


2.  Affiliations with obligor.

         The obligor is not an affiliate of the Trustee.

3.  Voting Securities of the Trustee.

         Not applicable

4.  Trusteeships under other indentures.

         Not applicable

5. Interlocking directorates and similar relationships with the obligor or underwriters.

         Not applicable


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6.  Voting securities of the Trustee owned by the obligor or its officials.

         Not applicable

7.  Voting securities of the Trustee owned by underwriters or their officials.

         Not applicable

8.  Securities of the obligor owned or held by the Trustee.

         Not applicable

9.  Securities of underwriters owned or held by the Trustee.

         Not applicable

10. Ownership or holdings by the Trustee of voting securities of certain affiliates or security holders of the obligor.

         Not applicable

11. Ownership or holdings by the Trustee of any securities of a person owning 50 percent or more of the voting securities of the obligor.

         Not applicable



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12. Indebtedness of the obligor to the Trustee.

         Not applicable

13. Defaults by the obligor.

         Not applicable


14. Affiliations with the underwriters.

         Not applicable

15. Foreign trustee.

         Not applicable.


16. List of Exhibits.

    (1) Articles of Association of the Trustee as now in effect. (See Exhibit 1 of the Form T-1 filed in connection with Registration Statement No. 33-92776, which is incorporated herein by reference)

    (2)  Certificate of Authority of the Trustee to commence business. (See
         Exhibit 2 of the Form T-1 filed in connection with Registration Statement No. 33-92776, which is incorporated herein by reference)

    (3) Authorization of the Trustee to exercise corporate trust powers. Incorporated in Exhibit (4).

    (4) By-Laws of the Trustee, as amended, to date. (See Exhibit 4 of the Form T-1 filed in connection with Registration Statement No. 33-92776, which is incorporated herein by reference)

    (5)  Not applicable.

    (6) Consent by the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. Included on
         Page 6 of this Form T-1 Statement.

    (7)  Most recent report of condition of the Trustee.

    (8)  Not applicable.

    (9)  Not applicable.











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                                      SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, FIRST UNION NATIONAL BANK OF GEORGIA, a national association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, and State of Georgia on the 10th day of April 1997.


                                       FIRST UNION NATIONAL BANK OF GEORGIA
                                       (Trustee)



                                       BY:   /s/ Emily E. Katt
                                           -------------------------------------
                                                Emily E. Katt, Vice President





                                                                 EXHIBIT T-1 (6)

                                  CONSENT OF TRUSTEE

         Under section 321(b) of the Trust Indenture Act of 1939 and in connection with the proposed issuance by Apple South, Inc., up to 2,300,000 $3.50 Term Convertible Securities, Series A, First Union National Bank of Georgia, as the Trustee herein named, hereby consents that reports of examinations of said Trustee by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.



                                       FIRST UNION NATIONAL BANK OF GEORGIA



                                       BY:   /s/ R. Douglas Milner
                                           -------------------------------------
Dated:  April 10, 1997                      R. Douglas Milner, Vice President







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